UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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SandRidge Energy, Inc.

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The following is a press release issued by SandRidge Energy, Inc. on January 18, 2013.

SANDRIDGE ENERGY, INC. FILES DEFINITIVE CONSENT REVOCATION MATERIALS

AND SENDS LETTER TO STOCKHOLDERS

Recommends Stockholders Support Current Highly Qualified Board and

Reject the TPG-Axon Group’s Nominees and Proposals

OKLAHOMA CITY, January 18, 2013 – SandRidge Energy, Inc. (the “Company” or “SandRidge”) (NYSE: SD) today announced that it filed definitive consent revocation materials with the Securities and Exchange Commission (the “SEC”) in connection with the TPG-Axon Group’s consent solicitation. SandRidge also launched a dedicated website for information pertaining to the Company’s response to the TPG-Axon Group’s consent solicitation at www.SupportSandRidge.com.

In addition, SandRidge sent a letter urging stockholders to support the Company and Board by disregarding any mailings sent by the TPG-Axon Group and signing, dating and returning SandRidge’s WHITE consent revocation card.

Included below is the full text of the letter to SandRidge stockholders:

January 18, 2013

Dear Fellow Stockholder:

YOUR SUPPORT IS CRITICAL

TO PROTECTING THE VALUE OF YOUR INVESTMENT IN SANDRIDGE ENERGY

Please sign, date and return the enclosed WHITE CONSENT REVOCATION CARD today!

Please DO NOT sign or return any materials sent to you by the TPG-Axon Group.

Over the last several years, your Board and management team have taken strategic actions to transform SandRidge into the leading operator in the Mississippian Lime play of northern Oklahoma and western Kansas. These actions have established SandRidge as an industry leader in what is widely considered to be one of the most valuable oil-rich basins in the United States.

OUR STRATEGIC FOCUS ON THE MISSISSIPPIAN PLAY IS CREATING SIGNIFICANT VALUE FOR STOCKHOLDERS

Our position in the Mississippian play is enabling us to capitalize on what we believe to be among the highest rates of return for horizontal drilling in the U.S. today and to create significant current and future value for stockholders.

To position SandRidge for significant growth, we have undertaken a number of initiatives to improve our liquidity and the overall financial strength of the Company. In particular, the announced sale of our mature Permian assets for $2.6 billion will generate cash proceeds of over $1.4 billion in excess of our net investment, dramatically reduce our net debt balances and give us the resources needed to fund our growth in the Mississippian.

DON’T LET NOMINEES HAND-PICKED BY HEDGE FUND TPG-AXON TAKE CONTROL OF YOUR INVESTMENT;

REJECT THE TPG-AXON GROUP’S NOMINEES AND PROPOSALS

TPG-Axon is a New York-based hedge fund that:

•	was formed by the former co-head of Goldman Sachs’ proprietary trading department;

•	purchased the vast majority of its SandRidge shares only in the first half of 2012;

•	is focused on its own short-term objectives and has sold shares of the Company’s stock five times in the last year and three times since July 2, 2012, including as recently as December 10, 2012; and

•

is seeking to replace all members of your duly elected Board with its own nominees but has failed to identify proposed directors or a management team with expertise in oil and gas exploration and development generally or in the Mississippian Lime play, the Company’s principal asset. Furthermore, Mr. Singh, one of TPG-Axon’s nominees and the Chief Executive Officer of TPG-Axon Capital, has no experience in running an operating business.

Through multiple letters, regulatory filings and media interviews, TPG-Axon has engaged in a false and misleading campaign and “consent solicitation” filled with half-truths and unsubstantiated statements regarding management, the Board and the Company. TPG-Axon has repeatedly made inflammatory and false statements with one simple goal – they want to distract you from the facts regarding SandRidge and its strategy for creating value as they attempt to replace your experienced Board with nominees they have selected, most of whom possess no relevant oil and gas exploration and production experience at all. If successful, the TPG-Axon Group’s proposals would turn control of the Company over to a new board of directors nominated exclusively by TPG-Axon. The election of the TPG-Axon Group’s nominees would not provide you with any control premium for your shares and we believe that their nominees would immediately encourage and facilitate a major restructuring or a premature sale of SandRidge designed to benefit short-term investors. Don’t allow TPG-Axon to turn a quick profit at the expense of investors who care about generating long-term value.

The TPG-Axon Group’s proposals place your investment in SandRidge at risk by asking you to turn control of the Company over to nominees lacking relevant experience and with no clear strategic plan to maximize value. In addition, the TPG-Axon Group’s plan, if successful, could constitute a “change of control” under certain SandRidge agreements requiring the Company, among other things, to offer to buy back over $4.3 billion of its senior notes, which could be materially harmful to the Company.

Because of TPG-Axon’s self-interested campaign, you will likely receive multiple mailings from them asking you to change the way SandRidge’s directors are elected and to replace the current Board. Please do not sign or return any materials sent to you by TPG-Axon or its affiliates. Doing so puts your investment in SandRidge at risk. The only action we recommend you take is to sign, date and return the enclosed SandRidge WHITE CONSENT REVOCATION CARD.

YOUR EXPERIENCED BOARD AND MANAGEMENT TEAM

ARE WORKING HARD TO BUILD VALUE FOR YOU

In response to the sharp decline in gas prices in 2008 and the persistently depressed prices for natural gas, your Board and management team have been singularly focused on transforming the Company into an oil-focused producer while growing the Company’s asset base and improving its financial position. Over the past several years, we have built a strong platform to drive future performance and stockholder value. This includes:

•	Successfully repositioning SandRidge from a company with 76% of its revenues attributable to natural gas in 2008 to a company with 86% of its revenues coming from oil today

•

Becoming the industry leader in one of the most valuable basins in the U.S. – the Mississippian Lime play – where our production has grown over 18x from the third quarter of 2010 to the third quarter of 2012 based on our ability to leverage our operational expertise and experience across our high quality, high return assets

As a first mover in the Mississippian, SandRidge invested $500 million to accumulate approximately two million acres in the play. SandRidge has developed highly critical scale and infrastructure in the region while positioning the Company as the most efficient operator in the play.

In 2011 and early 2012 SandRidge sold approximately 550,000 net acres in the play through offerings in publicly traded royalty trusts and joint ventures for total consideration of over $2 billion in cash, drilling carries and royalty trust units providing capital to support the Company’s continued growth.

•	Strengthening the Company’s financial position significantly

As a result of the actions described above, together with proceeds from the divestiture of non-core assets, the Company has significantly improved its financial strength and liquidity. In particular, the Company has reduced its net debt to EBITDA, a metric used by the Company’s lenders, from 4.6x at September 30, 2011 to 3.2x at September 30, 2012. Further, the Company expects that upon receipt of proceeds from the sale of Permian Basin assets, the Company’s net debt to EBIDTA ratio will drop to under 2.0x. Additionally, the Company has reduced its 2013 capital expenditure budget by 19%, as compared to 2012.

•	Generating significant value from Permian Basin assets

The Permian Basin assets were a key part of our transition to an oil-rich E&P company. Through our investments in the region we grew production to approximately 30,000 Boe/d – a 165% increase in production growth over the past three years. Importantly, our strength in the basin allowed us to capitalize on the demand for mature, conventional Permian assets through our recently announced sale of most of these assets for $2.6 billion, generating cash proceeds of over $1.4 billion in excess of our net investment. Including the sale and after applying a portion of the proceeds to debt reduction, our pro forma cash balance and liquidity at September 30, 2012 would have been approximately $2 billion and $2.8 billion, respectively. Following the sale, our increased cash and liquidity position leaves us with a stronger balance sheet and the ability to fund capital expenditures to support future development in the higher growth Mississippian play.

THE PERMIAN SALE RECEIVES BROAD SUPPORT FROM A VALUATION

AND BALANCE SHEET PERSPECTIVEi

“...the sale price was above the high end of our $1.7B-$2.3B expectation and likely above broader Street expectations.”

Hsulin Peng, Baird Equity Research, December 19, 2012

“On our estimates, the deal brings a solid improvement to 2013 debt metrics, a slim benefit to 2014, and more importantly, supports funding through 2014 and removes any liquidity risk.”

Ryan Todd, Deutsche Bank Securities Inc., December 20, 2012

“This transaction bolsters SD’s liquidity position, improves 2013 leverage metrics, and provides room for increased focus on its core Mississippian asset”

Joseph Stewart, Citi Research, December 20, 2012

“With the balance sheet now improved [following the Permian sale], as the company spends money to aerially test the acreage and gets more production profiles behind existing wells, investor comfort with the NAV will increase and the stock should move up over time.”

Amir Arif, Stifel Nicolas, December 20, 2012

“...it appears SandRidge continues to adapt to what makes the most economic sense.”

Neal Dingmann, SunTrust Robinson Humphrey, December 20, 2012

OUR STRATEGIC PLAN BEST POSITIONS SANDRIDGE TO DELIVER VALUE

Building on our strong foundation, the Board and management are aligned on a strategy to capitalize on SandRidge’s leading position and operating efficiencies in the Mississippian to deliver enhanced value to stockholders.

The Mississippian is Poised for Value-Creating Growth

Significant investments beginning in January 2010 – including $500 million in the acquisition of leaseholds and $1.7 billion in drilling capital and infrastructure – allowed the Company to grow production in the Mississippian to 30.2 Mboe/d, increasing 138% from the third quarter of 2011 to the third quarter of 2012. During 2012, the Company drilled 396 wells to end the year with 600 wells operating in the region, making it the largest operator and most active driller across the play. SandRidge continues to hold 1.85 million net acres in the play, on which there are over 11,000 future drilling locations to support development over the next 18 years. Plans to expand from 32 rigs at the end of 2012 to 41 rigs in 2013 will facilitate continued high-return growth in the region.

Operating Efficiencies Drive Returns

SandRidge has created a unique advantage in the Mississippian Lime through its extensive investment in critical infrastructure, including a proprietary saltwater disposal system and electrical infrastructure. Our investments have resulted in the lowest operating costs in the play. Going forward, per well drilling and completion costs are expected to continue to decrease, further enhancing returns and stockholder value.

INFORMED WALL STREET ANALYSTS AGREE ON THE VALUE OF

SANDRIDGE’S ASSETS IN THE MISSISSIPPIANii

“Our thesis remains that the Miss Lime play is an attractive resource play with better overall economics than the Permian or Bakken. SD’s exposure to the play provides meaningful exposure to the Miss Lime and strong underlying NAV.”

Amir Arif, Stifel Nicolaus, December 20, 2012

“With the Permian soon in the rearview mirror, SandRidge intends to focus on the Mississippi Lime play. Thus far the play has shown strong production gains and, despite some fears that it is more gassy than first thought, the returns have been strong. With SandRidge now in a better liquidity position, we expect activity in the play to move significantly higher as the company focuses on the Mississippi Lime as its growth driver going forward.”

Jason Wangler, Wunderlich Securities, January 2, 2013

“The most recent change is toward the company’s highest returns as numerous Horizontal Mississippian well results now indicate returns can be as much as 20% higher than the Permian at corresponding commodity prices.”

Neal Dingmann, SunTrust Robinson Humphrey, December 20, 2012

YOUR BOARD IS HIGHLY QUALIFIED AND HAS

EXTENSIVE EXPERIENCE IN THE OIL AND GAS INDUSTRY

SandRidge has strong, independent and experienced directors who are highly qualified to continue to lead the Company in executing its strategic plans and who are focused on serving all of the Company’s stockholders. Collectively, the Board brings relevant expertise and experience in many important areas, including expertise in the exploration and production sector of the oil and gas business as well as specific experience in developing the Mississippian Lime play and the sophisticated techniques required to succeed in this area; significant senior management experience; oversight of public company financial management matters; and background in investing and capital raising activities. Altogether, with this set of skills and credentials, this is the right Board to guide and manage a publicly-traded oil and gas company in making the necessary investments and capital allocation decisions to capitalize on the high-return growth potential across its asset base.

THE TPG-AXON GROUP’S NOMINEES LACK RELEVANT EXPERIENCE NECESSARY TO LEAD YOUR COMPANY;

CEDING CONTROL TO THE TPG-AXON GROUP’S NOMINEES PLACES YOUR INVESTMENT AT RISK

In contrast to SandRidge’s highly-qualified Board, the nominees TPG-Axon has chosen are not familiar with the Company’s operations and assets and five of the seven nominees have no relevant oil and gas exploration and production experience at all. Furthermore, the TPG-Axon Group’s nominees possess almost no relevant upstream energy experience, and specifically have no experience in developing the Mississippian Lime or with today’s horizontal drilling and other oil and gas development techniques that are critical to SandRidge’s future growth plans. In short, the TPG-Axon Group is asking you to turn control of the Company over to nominees who lack the expertise and strategic plan necessary to create long-term value, placing your investment at risk.

NOW IS NOT THE TIME TO DISRUPT THE EXECUTION OF SANDRIDGE’S STRATEGIC PLAN

Your Board and management team has taken – and is committed to taking – substantial steps to enhance performance and increase stockholder value going forward. Don’t give up your right to share in the superior value that the current SandRidge team is poised to deliver over the long term.

Do not be misled by TPG-Axon, a New York-based hedge fund created by the former co-head of Goldman Sachs’ proprietary trading department.

Please throw away the TPG-Axon Group’s mailings;

Sign, date and return the enclosed SandRidge WHITE CONSENT REVOCATION CARD today!

Thank you for your support.

On Behalf of the Board of Directors of SandRidge Energy, Inc.:

Tom L. Ward

Chairman and Chief Executive Officer

Your Vote Is Important, No Matter How Many Shares You Own.

If you have questions about how to vote your shares on the WHITE CONSENT REVOCATION CARD,

or need additional assistance, please contact the firm assisting us in the solicitation of consent revocations:

INNISFREE M&A INCORPORATED

Stockholders Call Toll-Free: (877) 717-3929

Banks and Brokers Call Collect: (212) 750-5833

IMPORTANT

We urge you NOT to sign any Green consent card sent to you by the TPG-Axon Group.

ABOUT SANDRIDGE ENERGY:

SandRidge Energy, Inc. is an oil and natural gas company headquartered in Oklahoma City, Oklahoma with its principal focus on exploration and production. SandRidge and its subsidiaries also own and operate gas gathering and processing facilities and CO2 treating and transportation facilities and conduct marketing operations. In addition, Lariat Services, Inc., a wholly-owned subsidiary of SandRidge, owns and operates a drilling rig and related oil field services business. SandRidge focuses its exploration and production activities in the Mid-Continent, Permian Basin, Gulf of Mexico, West Texas Overthrust and Gulf Coast. SandRidge’s internet address is www.sandridgeenergy.com.

FORWARD-LOOKING STATEMENTS

This communication may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties that may individually or mutually impact the matters herein described for a variety of reasons that are outside the control of the Company. Actual results could differ materially from those discussed above. Important factors that could affect performance and cause results to differ materially from management’s expectations are described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the the SEC on February 27, 2012, as updated on its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2012, filed on November 9, 2012, and as may be further updated from time to time in the Company’s SEC filings, which are available through the web site maintained by the SEC at www.sec.gov. The Company’s forward-looking statements in this communication are based on management’s current views and assumptions regarding future events and speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise, except as required by the federal securities laws.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

On January 18, 2013 the Company filed with the SEC a definitive consent revocation statement in connection with the consent solicitation by TPG-Axon Partners, LP, TPG-Axon Management LP, TPG-Axon Partners GP, L.P., TPG-Axon GP, LLC, TPG-Axon International, L.P., TPG-Axon International GP, LLC, Dinakar Singh LLC, Dinakar Singh, Stephen C. Beasley, Edward W. Moneypenny, Fredric G. Reynolds, Peter H. Rothschild, Alan J. Weber and Dan A. Westbrook (the “TPG-Axon Consent Solicitation”), and is mailing the definitive consent revocation statement and a form of WHITE consent revocation card to each stockholder of the Company entitled to execute, withhold or revoke consents relating to the TPG-Axon Consent Solicitation. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE CONSENT REVOCATION STATEMENT, which is available now, AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the consent revocation statement and other documents (when available) filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov.

CERTAIN INFORMATION REGARDING PARTICIPANTS

The Company and certain of its directors and executive officers are participants in the solicitation of consent revocations from the Company’s stockholders in connection with the TPG-Axon Consent Solicitation. Stockholders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on February 27, 2012, its Quarterly Reports on Form 10-Q for the first three fiscal quarters of the fiscal year ending December 31, 2012, filed on May 7, 2012, August 6, 2012 and November 9, 2012, respectively, and its definitive consent revocation statement, which was filed with the SEC on January 18, 2013. These documents can be obtained free of charge through the website maintained by the SEC at www.sec.gov.

SANDRIDGE ENERGY CONTACT:

Kevin R. White

Senior Vice President

SandRidge Energy, Inc.

123 Robert S. Kerr Avenue

Oklahoma City, OK 73102

+1 (405) 429-5515

[i]	Permission to use quotations neither sought nor obtained.
ii	Permission to use quotations neither sought nor obtained.

The following is a letter sent to stockholders of SandRidge Energy, Inc. in a mailing commenced on January 18, 2013.

January 18, 2013

Dear Fellow Stockholder:

YOUR SUPPORT IS CRITICAL

TO PROTECTING THE VALUE OF YOUR INVESTMENT IN SANDRIDGE ENERGY

Please sign, date and return the enclosed WHITE CONSENT REVOCATION CARD today!

Please DO NOT sign or return any materials sent to you by the TPG-Axon Group.

Over the last several years, your Board and management team have taken strategic actions to transform SandRidge into the leading operator in the Mississippian Lime play of northern Oklahoma and western Kansas. These actions have established SandRidge as an industry leader in what is widely considered to be one of the most valuable oil-rich basins in the United States.

OUR STRATEGIC FOCUS ON THE MISSISSIPPIAN PLAY IS CREATING SIGNIFICANT VALUE FOR STOCKHOLDERS

Our position in the Mississippian play is enabling us to capitalize on what we believe to be among the highest rates of return for horizontal drilling in the U.S. today and to create significant current and future value for stockholders.

To position SandRidge for significant growth, we have undertaken a number of initiatives to improve our liquidity and the overall financial strength of the Company. In particular, the announced sale of our mature Permian assets for $2.6 billion will generate cash proceeds of over $1.4 billion in excess of our net investment, dramatically reduce our net debt balances and give us the resources needed to fund our growth in the Mississippian.

DON’T LET NOMINEES HAND-PICKED BY HEDGE FUND TPG-AXON TAKE CONTROL OF YOUR INVESTMENT;

REJECT THE TPG-AXON GROUP’S NOMINEES AND PROPOSALS

TPG-Axon is a New York-based hedge fund that:

•	was formed by the former co-head of Goldman Sachs’ proprietary trading department;

•	purchased the vast majority of its SandRidge shares only in the first half of 2012;

•	is focused on its own short-term objectives and has sold shares of the Company’s stock five times in the last year and three times since July 2, 2012, including as recently as December 10, 2012; and

•

is seeking to replace all members of your duly elected Board with its own nominees but has failed to identify proposed directors or a management team with expertise in oil and gas exploration and development generally or in the Mississippian Lime play, the Company’s principal asset. Furthermore, Mr. Singh, one of TPG-Axon’s nominees and the Chief Executive Officer of TPG-Axon Capital, has no experience in running an operating business.

Through multiple letters, regulatory filings and media interviews, TPG-Axon has engaged in a false and misleading campaign and “consent solicitation” filled with half-truths and unsubstantiated statements regarding management, the Board and the Company. TPG-Axon has repeatedly made inflammatory and false statements with one simple goal – they want to distract you from the facts regarding SandRidge and its strategy for creating value as they attempt to replace your experienced Board with nominees they have selected, most of whom possess no relevant oil and gas exploration and production experience at all. If successful, the TPG-Axon Group’s proposals would turn control of the Company over to a new board of directors nominated exclusively by TPG-Axon. The election of the TPG-Axon Group’s nominees would not provide you with any control premium for your shares and we believe that their nominees would immediately encourage and facilitate a major restructuring or a premature sale of SandRidge designed to benefit short-term investors. Don’t allow TPG-Axon to turn a quick profit at the expense of investors who care about generating long-term value.

The TPG-Axon Group’s proposals place your investment in SandRidge at risk by asking you to turn control of the Company over to nominees lacking relevant experience and with no clear strategic plan to maximize value. In addition, the TPG-Axon Group’s plan, if successful, could constitute a “change of control” under certain SandRidge agreements requiring the Company, among other things, to offer to buy back over $4.3 billion of its senior notes, which could be materially harmful to the Company.

Because of TPG-Axon’s self-interested campaign, you will likely receive multiple mailings from them asking you to change the way SandRidge’s directors are elected and to replace the current Board. Please do not sign or return any materials sent to you by TPG-Axon or its affiliates. Doing so puts your investment in SandRidge at risk. The only action we recommend you take is to sign, date and return the enclosed SandRidge WHITE CONSENT REVOCATION CARD.

YOUR EXPERIENCED BOARD AND MANAGEMENT TEAM

ARE WORKING HARD TO BUILD VALUE FOR YOU

In response to the sharp decline in gas prices in 2008 and the persistently depressed prices for natural gas, your Board and management team have been singularly focused on transforming the Company into an oil-focused producer while growing the Company’s asset base and improving its financial position. Over the past several years, we have built a strong platform to drive future performance and stockholder value. This includes:

•	Successfully repositioning SandRidge from a company with 76% of its revenues attributable to natural gas in 2008 to a company with 86% of its revenues coming from oil today

•

Becoming the industry leader in one of the most valuable basins in the U.S. – the Mississippian Lime play – where our production has grown over 18x from the third quarter of 2010 to the third quarter of 2012 based on our ability to leverage our operational expertise and experience across our high quality, high return assets

As a first mover in the Mississippian, SandRidge invested $500 million to accumulate approximately two million acres in the play. SandRidge has developed highly critical scale and infrastructure in the region while positioning the Company as the most efficient operator in the play.

In 2011 and early 2012 SandRidge sold approximately 550,000 net acres in the play through offerings in publicly traded royalty trusts and joint ventures for total consideration of over $2 billion in cash, drilling carries and royalty trust units providing capital to support the Company’s continued growth.

•	Strengthening the Company’s financial position significantly

As a result of the actions described above, together with proceeds from the divestiture of non-core assets, the Company has significantly improved its financial strength and liquidity. In particular, the Company has reduced its net debt to EBITDA, a metric used by the Company’s lenders, from 4.6x at September 30, 2011 to 3.2x at September 30, 2012. Further, the Company expects that upon receipt of proceeds from the sale of Permian Basin assets, the Company’s net debt to EBIDTA ratio will drop to under 2.0x. Additionally, the Company has reduced its 2013 capital expenditure budget by 19%, as compared to 2012.

•	Generating significant value from Permian Basin assets

The Permian Basin assets were a key part of our transition to an oil-rich E&P company. Through our investments in the region we grew production to approximately 30,000 Boe/d – a 165% increase in production growth over the past three years. Importantly, our strength in the basin allowed us to capitalize on the demand for mature, conventional Permian assets through our recently announced sale of most of these assets for $2.6 billion, generating cash proceeds of over $1.4 billion in excess of our net investment. Including the sale and after applying a portion of the proceeds to debt reduction, our pro forma cash balance and liquidity at September 30, 2012 would have been approximately $2 billion and $2.8 billion, respectively. Following the sale, our increased cash and liquidity position leaves us with a stronger balance sheet and the ability to fund capital expenditures to support future development in the higher growth Mississippian play.

THE PERMIAN SALE RECEIVES BROAD SUPPORT FROM A VALUATION

AND BALANCE SHEET PERSPECTIVEi

“...the sale price was above the high end of our $1.7B-$2.3B expectation and likely above broader Street expectations.”

Hsulin Peng, Baird Equity Research, December 19, 2012

“On our estimates, the deal brings a solid improvement to 2013 debt metrics, a slim benefit to 2014, and more importantly, supports funding through 2014 and removes any liquidity risk.”

Ryan Todd, Deutsche Bank Securities Inc., December 20, 2012

“This transaction bolsters SD’s liquidity position, improves 2013 leverage metrics, and provides room for increased focus on its core Mississippian asset...”

Joseph Stewart, Citi Research, December 20, 2012

“With the balance sheet now improved [following the Permian sale], as the company spends money to aerially test the acreage and gets more production profiles behind existing wells, investor comfort with the NAV will increase and the stock should move up over time.”

Amir Arif, Stifel Nicolas, December 20, 2012

“...it appears SandRidge continues to adapt to what makes the most economic sense.”

Neal Dingmann, SunTrust Robinson Humphrey, December 20, 2012

OUR STRATEGIC PLAN BEST POSITIONS SANDRIDGE TO DELIVER VALUE

Building on our strong foundation, the Board and management are aligned on a strategy to capitalize on SandRidge’s leading position and operating efficiencies in the Mississippian to deliver enhanced value to stockholders.

The Mississippian is Poised for Value-Creating Growth

Significant investments beginning in January 2010 – including $500 million in the acquisition of leaseholds and $1.7 billion in drilling capital and infrastructure – allowed the Company to grow production in the Mississippian to 30.2 Mboe/d, increasing 138% from the third quarter of 2011 to the third quarter of 2012. During 2012, the Company drilled 396 wells to end the year with 600 wells operating in the region, making it the largest operator and most active driller across the play. SandRidge continues to hold 1.85 million net acres in the play, on which there are over 11,000 future drilling locations to support development over the next 18 years. Plans to expand from 32 rigs at the end of 2012 to 41 rigs in 2013 will facilitate continued high-return growth in the region.

Operating Efficiencies Drive Returns

SandRidge has created a unique advantage in the Mississippian Lime through its extensive investment in critical infrastructure, including a proprietary saltwater disposal system and electrical infrastructure. Our investments have resulted in the lowest operating costs in the play. Going forward, per well drilling and completion costs are expected to continue to decrease, further enhancing returns and stockholder value.

INFORMED WALL STREET ANALYSTS AGREE ON THE VALUE OF

SANDRIDGE’S ASSETS IN THE MISSISSIPPIANii

“Our thesis remains that the Miss Lime play is an attractive resource play with better overall economics than the Permian or Bakken. SD’s exposure to the play provides meaningful exposure to the Miss Lime and strong underlying NAV.”

Amir Arif, Stifel Nicolaus, December 20, 2012

“With the Permian soon in the rearview mirror, SandRidge intends to focus on the Mississippi Lime play. Thus far the play has shown strong production gains and, despite some fears that it is more gassy than first thought, the returns have been strong. With SandRidge now in a better liquidity position, we expect activity in the play to move significantly higher as the company focuses on the Mississippi Lime as its growth driver going forward.”

Jason Wangler, Wunderlich Securities, January 2, 2013

“The most recent change is toward the company’s highest returns as numerous Horizontal Mississippian well results now indicate returns can be as much as 20% higher than the Permian at corresponding commodity prices.”

Neal Dingmann, SunTrust Robinson Humphrey, December 20, 2012

YOUR BOARD IS HIGHLY QUALIFIED AND HAS

EXTENSIVE EXPERIENCE IN THE OIL AND GAS INDUSTRY

SandRidge has strong, independent and experienced directors who are highly qualified to continue to lead the Company in executing its strategic plans and who are focused on serving all of the Company’s stockholders. Collectively, the Board brings relevant expertise and experience in many important areas, including expertise in the exploration and production sector of the oil and gas business as well as specific experience in developing the Mississippian Lime play and the sophisticated techniques required to succeed in this area; significant senior management experience; oversight of public company financial management matters; and background in investing and capital raising activities. Altogether, with this set of skills and credentials, this is the right Board to guide and manage a publicly-traded oil and gas company in making the necessary investments and capital allocation decisions to capitalize on the high-return growth potential across its asset base.

THE TPG-AXON GROUP’S NOMINEES LACK RELEVANT EXPERIENCE NECESSARY TO LEAD YOUR COMPANY; CEDING CONTROL TO THE TPG-AXON GROUP’S NOMINEES PLACES YOUR INVESTMENT AT RISK

In contrast to SandRidge’s highly-qualified Board, the nominees TPG-Axon has chosen are not familiar with the Company’s operations and assets and five of the seven nominees have no relevant oil and gas exploration and production experience at all. Furthermore, the TPG-Axon Group’s nominees possess almost no relevant upstream energy experience, and specifically have no experience in developing the Mississippian Lime or with today’s horizontal drilling and other oil and gas development techniques that are critical to SandRidge’s future growth plans. In short, the TPG-Axon Group is asking you to turn control of the Company over to nominees who lack the expertise and strategic plan necessary to create long-term value, placing your investment at risk.

NOW IS NOT THE TIME TO DISRUPT THE EXECUTION OF SANDRIDGE’S STRATEGIC PLAN

Your Board and management team has taken – and is committed to taking – substantial steps to enhance performance and increase stockholder value going forward. Don’t give up your right to share in the superior value that the current SandRidge team is poised to deliver over the long term.

Do not be misled by TPG-Axon, a New York-based hedge fund created by the former co-head of Goldman Sachs’ proprietary trading department.

Please throw away the TPG-Axon Group’s mailings;

Sign, date and return the enclosed SandRidge WHITE CONSENT REVOCATION CARD today!

Thank you for your support.

On Behalf of the Board of Directors of SandRidge Energy, Inc.:

Tom L. Ward

Chairman and Chief Executive Officer

Your Vote Is Important, No Matter How Many Shares You Own.

If you have questions about how to vote your shares on the WHITE CONSENT REVOCATION CARD,

or need additional assistance, please contact the firm assisting us in the solicitation of consent revocations:

INNISFREE M&A INCORPORATED

Stockholders Call Toll-Free: (877) 717-3929

Banks and Brokers Call Collect: (212) 750-5833

IMPORTANT

We urge you NOT to sign any Green consent card sent to you by the TPG-Axon Group.

FORWARD-LOOKING STATEMENTS

This communication may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties that may individually or mutually impact the matters herein described for a variety of reasons that are outside the control of the Company. Actual results could differ materially from those discussed above. Important factors that could affect performance and cause results to differ materially from management’s expectations are described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2012, as updated on its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2012, filed on November 9, 2012, and as may be further updated from time to time in the Company’s SEC filings, which are available through the web site maintained by the SEC at www.sec.gov. The Company’s forward-looking statements in this communication are based on management’s current views and assumptions regarding future events and speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise, except as required by the federal securities laws.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

On January 18, 2013 the Company filed with the SEC a definitive consent revocation statement in connection with the consent solicitation by TPG-Axon Partners, LP, TPG-Axon Management LP, TPG-Axon Partners GP, L.P., TPG-Axon GP, LLC, TPG-Axon International, L.P., TPG-Axon International GP, LLC, Dinakar Singh LLC, Dinakar Singh, Stephen C. Beasley, Edward W. Moneypenny, Fredric G. Reynolds, Peter H. Rothschild, Alan J. Weber and Dan A. Westbrook (the “TPG-Axon Consent Solicitation”), and is mailing the definitive consent revocation statement and a form of WHITE consent revocation card to each stockholder of the Company entitled to execute, withhold or revoke consents relating to the TPG-Axon Consent Solicitation. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE CONSENT REVOCATION STATEMENT, WHICH IS AVAILABLE NOW, AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the consent revocation statement and other documents (when available) filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov.

CERTAIN INFORMATION REGARDING PARTICIPANTS

The Company and certain of its directors and executive officers are participants in the solicitation of consent revocations from the Company’s stockholders in connection with the TPG-Axon Consent Solicitation. Stockholders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on February 27, 2012, its Quarterly Reports on Form 10-Q for the first three fiscal quarters of the fiscal year ending December 31, 2012, filed on May 7, 2012, August 6, 2012 and November 9, 2012, respectively, and its definitive consent revocation statement, which was filed with the SEC on January 18, 2013. These documents can be obtained free of charge through the website maintained by the SEC at www.sec.gov.

[i]	Permission to use quotations neither sought nor obtained.
ii	Permission to use quotations neither sought nor obtained.

On January 18, 2013, SandRidge Energy, Inc. posted the following materials to www.supportsandridge.com.

SandRidge Energy, Inc.

Disclaimer

FORWARD LOOKING STATEMENTS

This website may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties that may individually or mutually impact the matters herein described for a variety of reasons that are outside the control of SandRidge Energy, Inc. (the “Company”). Actual results could differ materially from those discussed within. Important factors that could affect performance and cause results to differ materially from management’s expectations are described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2012, as updated on its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2012, filed on November 9, 2012, and as may be further updated from time to time in the Company’s SEC filings, which are available through the web site maintained by the SEC at www.sec.gov. The Company’s forward-looking statements on this website are based on management’s current views and assumptions regarding future events and speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise, except as required by the federal securities laws.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

On January 18, 2013 the Company filed with the SEC a definitive consent revocation statement in connection with the consent solicitation by TPG-Axon Partners, LP, TPG-Axon Management LP, TPG-Axon Partners GP, L.P., TPG-Axon GP, LLC, TPG-Axon International, L.P., TPG-Axon International GP, LLC, Dinakar Singh LLC, Dinakar Singh, Stephen C. Beasley, Edward W. Moneypenny, Fredric G. Reynolds, Peter H. Rothschild, Alan J. Weber and Dan A. Westbrook (the “TPG-Axon Consent Solicitation”), and is mailing the definitive consent revocation statement and a form of WHITE consent revocation card to each stockholder of the Company entitled to execute, withhold or revoke consents relating to the TPG-Axon Consent Solicitation. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE CONSENT REVOCATION STATEMENT, WHICH IS AVAILABLE NOW, AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the consent revocation statement and other documents (when available) filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov.

CERTAIN INFORMATION REGARDING PARTICIPANTS

The Company and certain of its directors and executive officers are participants in the solicitation of consent revocations from the Company’s stockholders in connection with the TPG-Axon Consent Solicitation. Stockholders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on February 27, 2012, its Quarterly Reports on Form 10-Q for the first three fiscal quarters of the fiscal year ending December 31, 2012, filed on May 7, 2012, August 6, 2012 and November 9, 2012, respectively, and its definitive consent revocation statement, which was filed with the SEC on January 18, 2013. These documents can be obtained free of charge through the website maintained by the SEC at www.sec.gov.

Agree           I have read and agree to the terms of this website

Disagree      I disagree with these terms, and will not gain access to the website

Welcome

Welcome to our website. Here you will find information pertaining to SandRidge’s response to TPG-Axon’s consent solicitation.

The SandRidge Board and management team are focused on – and committed to – delivering significant value for stockholders. In fact, over the last several years, SandRidge has taken strategic actions to transform the Company into an oil-focused producer and the leading operator in the Mississippian Lime play of northern Oklahoma and western Kansas. These actions have established SandRidge as an industry leader in what is widely considered to be one of the most valuable oil-rich basins in the United States.

Importantly, SandRidge has strong, independent and experienced directors who are highly qualified to continue to lead the Company in executing its strategic plans and who are focused on serving all of the Company’s stockholders. This is the right Board to guide and manage a publicly-traded oil and gas company in making the necessary investments and capital allocation decisions to capitalize on the high-return growth potential across its asset base.

Hedge fund TPG-Axon has begun a misleading campaign and consent solicitation to try to replace SandRidge’s experienced Board. If successful, TPG-Axon’s proposals would turn control of the Company over to a new board of directors nominated exclusively by TPG-Axon. The election of TPG-Axon’s nominees would not provide you with any control premium. The SandRidge Board has unanimously determined that the TPG-Axon consent solicitation is not in the best interests of the Company and its stockholders and therefore urges stockholders to disregard any mailings sent by TPG-Axon. The only action the Board recommends stockholders take is to sign, date and return SandRidge’s WHITE consent revocation card.

This website provides information about SandRidge’s response to TPG-Axon’s consent solicitation, including SandRidge’s Consent Revocation Statement, press releases, letters and other useful information. We encourage you to read the materials carefully and continue to visit often for any updates.

We thank you for your continued support.

Press Releases

Date	Title	PDF
01/18/13	SandRidge Energy, Inc. Files Definitive Consent Revocation Materials and Sends Letter to Stockholders
12/03/12	SandRidge Energy, Inc. Sets Record Date for Proposed Consent Solicitation
11/08/12	SandRidge Energy, Inc. Responds to Shareholder Letter

SandRidge Energy, Inc. Responds to Shareholder Letter

OKLAHOMA CITY, Nov. 08, 2012 /PRNewswire/ — SandRidge Energy, Inc. (NYSE: SD)

The Board and management value the opinions of our shareholders and are always open to constructive engagement with them. While our perspectives on various points made in the letter from TPG-Axon differ in many instances, we agree that SandRidge has valuable assets and that we need to focus on improving performance for shareholders. The Board continues to actively work with management in taking steps to improve shareholder performance. Following our Q3 earnings release this afternoon, we will continue to engage substantively with shareholders.

About SandRidge Energy

SandRidge Energy, Inc. is an oil and natural gas company headquartered in Oklahoma City, Oklahoma with its principal focus on exploration and production. SandRidge and its subsidiaries also own and operate gas gathering and processing facilities and CO2 treating and transportation facilities and conduct marketing operations. In addition, Lariat Services, Inc., a wholly-owned subsidiary of SandRidge, owns and operates a drilling rig and related oil field services business. SandRidge focuses its exploration and production activities in the Mid-Continent, Permian Basin, Gulf of Mexico, West Texas Overthrust and Gulf Coast. SandRidge’s internet address is www.sandridgeenergy.com.

CONTACT: Kevin R. White Senior Vice President SandRidge Energy, Inc. 123 Robert S. Kerr Avenue Oklahoma City, OK 73102 +1 (405) 429-5515

fPrevious Press Release

Letters to Stockholders

Date	Title	PDF
01/18/13	Letter to Our Stockholders

Our Board of Directors

Tom L. Ward

Chairman and Chief Executive Officer

Mr. Ward has served as our Chairman and Chief Executive Officer since June 2006 and as our President from December 2006 until January 2011. Prior to joining the Company, he served as director, President and Chief Operating Officer of Chesapeake Energy Corporation from the time he co-founded the company in 1989 until February 2006. From February 2006 until June 2006, Mr. Ward managed his private investments. Mr. Ward graduated from the University of Oklahoma with a Bachelor of Business Administration in Petroleum Land Management. Mr. Ward’s deep expertise in oil and gas as well as his senior management experience and background in investing and capital management enable him to provide valuable perspectives to the Board.

Jim J. Brewer

Director

Mr. Brewer was appointed as a director of SandRidge Energy, Inc. in 2011. Mr. Brewer, a geologist, has almost 30 years of experience in the oil and gas business. In 1987, Mr. Brewer co-founded J-Brex Company, a private oil and gas and real estate company, of which he is the President. He co-founded Energynet.com, a large on-line oil and gas property auction service in 1999, and currently serves on its board of directors. Mr. Brewer has degrees in geology and mathematics from West Texas State University. As the co-founder of two oil and gas companies, Mr. Brewer brings a wealth of knowledge regarding the industry as well as management experience, including expertise in financial reporting and internal control, which help guide the Board in setting the Company’s strategic direction.

Everett R. Dobson

Director

Mr. Dobson was appointed as a director of SandRidge Energy, Inc. in 2009. Since 2012, he has served as Chief Executive Officer of Dobson Technologies, a private landline, fiber optic and data storage business. From November 2003 to 2012, he also served as Chairman for Dobson Technologies. The founder of Dobson Communications Corporation, a telecommunications company listed on NASDAQ until its 2007 sale, Mr. Dobson served as its Chairman and Chief Executive Officer from 1996 until 2005 and as its Executive Chairman from 2005 until 2007, when the company was sold. Mr. Dobson holds a Bachelor of Arts degree in Economics from Southwestern Oklahoma State University and has served on its Foundation Board of Directors since 1991. Mr. Dobson’s experience as a public company director and CEO has played an invaluable role in assisting the Board as it makes strategic decisions regarding the long-term direction of the Company. Mr. Dobson has also had direct involvement with oil and gas drilling on his property and has negotiated terms and conditions of surface damages with some of the largest drilling firms in the United States.

William A. Gilliland

Director

Mr. Gilliland was appointed as a director of SandRidge Energy, Inc. in 2006. Mr. Gilliland has served as managing partner of several personal and family investment partnerships, including Gillco Energy, L.P. and Gillco Investments, L.P., since April 1999. Prior to this, Mr. Gilliland was the founder, Chairman, Chief Executive Officer and President of Cross-Continent Auto Retailers, Inc. Mr. Gilliland holds a Bachelor of Business Administration from North Texas State University. Mr. Gilliland has significant experience with oil and gas wells in the Austin Chalk, Woodbine, Woodford Shale, and Mississippian Lime formations. Mr. Gilliland owns interests in nine drilling rigs and several gathering and processing facilities serving more than 200 producing wells. Mr. Gilliland’s senior management positions at multiple companies, coupled with his expertise in the oil and gas industry, enable him to make important contributions in setting the strategic direction for SandRidge.

Daniel W. Jordan

Director

Mr. Jordan was appointed as a director of SandRidge Energy, Inc. in 2006. Mr. Jordan served as a director and Vice President of Lariat Compression Company from August 2003 to September 2005. From October 2005 through August 2006, Mr. Jordan served as Vice President, Business of Riata Energy, Inc., our predecessor. Since September 2006, Mr. Jordan has been involved in private investments. Prior to becoming a director of the Company, Mr. Jordan founded Jordan Drilling Fluids, Inc. and served as its Chairman, President and Chief Executive Officer from March 1984 to July 2005. Mr. Jordan sold Jordan Drilling Fluids, Inc. and its wholly owned subsidiary, Anchor Drilling Fluids USA Inc., in July 2005. At that time, Anchor Drilling Fluids USA Inc. was the largest privately held North American drilling fluids firm. Mr. Jordan’s leadership roles at SandRidge as well as other oil and gas concerns enable him to provide important insights and expertise to the Board in making decisions regarding long-term value creation at the Company.

Roy T. Oliver, Jr.

Director

Mr. Oliver was appointed as a director of SandRidge Energy, Inc. in 2006. Mr. Oliver has served as President of R.T. Oliver Investments, Inc., a diversified investment company with interests in energy, energy services, media and real estate, since August 2001. The company presently owns the largest portfolio of class A office properties in Oklahoma. He has served as Chairman and President of Valliance Bank, N.A. since August 2004. He founded U.S. Rig and Equipment, Inc. in 1980 and served as its President until its assets were sold in August 2003. Mr. Oliver is a graduate of the University of Oklahoma with a Bachelor of Business Administration degree. He serves on The University of Oklahoma Michael F. Price College of Business Board of Advisors. As an investor in the energy, media and real estate industries, Mr. Oliver offers critical perspectives to the Board in determining how to maximize value for stockholders. Mr. Oliver owned the largest fleet of privately held drilling rigs in the United States during the 1980s.

Jeffrey S. Serota

Director

Mr. Serota was appointed as a director of SandRidge Energy, Inc. in 2007. He has served as a Senior Partner in the Private Equity Group of Ares Management LLC, an alternative asset investment firm, since September 1997. Prior to joining Ares, Mr. Serota worked at Bear Stearns from March 1996 to September 1997, where he specialized in providing investment banking services to financial sponsor clients of the firm. He currently serves on the board of directors of EXCO Resources, Inc. and WCA Waste Corporation and previously served on the boards of directors of Douglas Dynamics, Inc. and Lyondell Bassell, N.V. Mr. Serota received a Bachelor of Science degree in Economics from the University of Pennsylvania’s Wharton School of Business and received a Master of Business Administration degree from UCLA’s Anderson School of Management. Mr. Serota’s experience as an investor, along with his current and prior roles as a director of several public companies, aids the Board making important strategic decisions.

Consent Revocation Statement

How to Revoke your Consent

Your support is critical to protecting the value of your investment in SandRidge. Please sign, date, and return the WHITE CONSENT REVOCATION CARD today. Please DO NOT sign or return any Green card sent to you by TPG-Axon.

If you have questions about how to vote your shares on the WHITE CONSENT REVOCATION CARD, or need additional assistance, please contact the firm assisting us in the solicitation of consent revocations:

Innisfree M&A Incorporated

Stockholders May Call Toll-Free: (877) 717-3929

Banks & Brokers May Call Collect: (212) 750-5833

Important Information

FORWARD LOOKING STATEMENTS

This website may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties that may individually or mutually impact the matters herein described for a variety of reasons that are outside the control of SandRidge Energy, Inc. (the “Company”). Actual results could differ materially from those discussed within. Important factors that could affect performance and cause results to differ materially from management’s expectations are described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2012, as updated on its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2012, filed on November 9, 2012, and as may be further updated from time to time in the Company’s SEC filings, which are available through the web site maintained by the SEC at www.sec.gov. The Company’s forward-looking statements on this website are based on management’s current views and assumptions regarding future events and speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise, except as required by the federal securities laws.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

On January 18, 2013 the Company filed with the SEC a definitive consent revocation statement in connection with the consent solicitation by TPG-Axon Partners, LP, TPG-Axon Management LP, TPG-Axon Partners GP, L.P., TPG-Axon GP, LLC, TPG-Axon International, L.P., TPG-Axon International GP, LLC, Dinakar Singh LLC, Dinakar Singh, Stephen C. Beasley, Edward W. Moneypenny, Fredric G. Reynolds, Peter H. Rothschild, Alan J. Weber and Dan A. Westbrook (the “TPG-Axon Consent Solicitation”), and is mailing the definitive consent revocation statement and a form of WHITE consent revocation card to each stockholder of the Company entitled to execute, withhold or revoke consents relating to the TPG-Axon Consent Solicitation. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE CONSENT REVOCATION STATEMENT, WHICH IS AVAILABLE NOW, AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the consent revocation statement and other documents (when available) filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov.

CERTAIN INFORMATION REGARDING PARTICIPANTS

The Company and certain of its directors and executive officers are participants in the solicitation of consent revocations from the Company’s stockholders in connection with the TPG-Axon Consent Solicitation. Stockholders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on February 27, 2012, its Quarterly Reports on Form 10-Q for the first three fiscal quarters of the fiscal year ending December 31, 2012, filed on May 7, 2012, August 6, 2012 and November 9, 2012, respectively, and its definitive consent revocation statement, which was filed with the SEC on January 18, 2013. These documents can be obtained free of charge through the website maintained by the SEC at www.sec.gov.

Title Bar

Your Experienced Board and Management Team are Working Hard to Build Value for All Stockholders

Side Bar

Protect Your Investment

Please promptly submit your WHITE CONSENT REVOCATION CARD today

Please DO NOT sign or return any Green card sent to you by TPG-Axon

On January 18, 2013, SandRidge Energy, Inc. posted to www.sandridgeenergy.com a link to www.supportsandridge.com which contains the following text:

Information regarding SandRidge’s response to TPG-Axon’s consent solicitation